WORLD OMNI 1997-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
December 31, 1997
                                                           Net Investment
Aggregate Net Investment Value                             Value                    99.8%

Original                                                   1,199,477,720.00         1,197,078,764.56
12/1/97                                                    1,199,477,720.00         1,197,078,764.56

Principal collections & reimbursement loss amount             17,045,036.78            17,010,946.71
12/31/97                                                   1,182,432,683.22         1,180,067,817.85

Certificate Balance @ 12/31/97                             1,199,477,720.00         1,197,078,764.56

                                                           Class A-1
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              21.31038%       250,000,000
12/1/97                                                               21.31038%       250,000,000

Principal collections & reimbursement loss amount                                      16,155,278
12/31/97                                                                              233,844,722

Certificate Balance @ 12/31/97                                        21.31038%       250,000,000

                                                           Class A-2
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              24.72004%       290,000,000
12/1/97                                                               24.72004%       290,000,000

Principal collections & reimbursement loss amount                                         161,927
12/31/97                                                                              289,838,073

Certificate Balance @ 12/31/97                                        24.72004%       290,000,000

                                                           Class A-3
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              24.72004%       290,000,000
12/1/97                                                               24.72004%       290,000,000

Principal collections & reimbursement loss amount                                         161,927
12/31/97                                                                              289,838,073

Certificate Balance @ 12/31/97                                        24.72004%       290,000,000

                                                           Class A-4
                                                           Percentage               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                              23.63729%       277,297,857
12/1/97                                                               23.63729%       277,297,857

Principal collections & reimbursement loss amount                                         154,834
12/31/97                                                                              277,143,023

Certificate Balance @ 12/31/97                                        23.63729%       277,297,857

                                                           Class B
                                                           Allocation               Certificate
Aggregate Net Investment Value                             Percentage               Balance

Original                                                               5.61224%        65,839,332
12/1/97                                                                5.61224%        65,839,332

Principal collections & reimbursement loss amount                                          36,763
12/31/97                                                                               65,802,569

Certificate Balance @ 12/31/97                                         5.61224%        65,839,332



Aggregate Net Investment Value                             Transferor Interest      Balance

Original                                                               2.00000%        23,941,575
12/1/97

Principal collections & reimbursement loss amount                      2.00000%           326,851
12/31/97                                                               2.00000%        23,601,357

Certificate Balance @ 12/31/97                                         2.00000%        23,941,575


Distributable Amounts                                      Total

Interest Distributable Amount                                  5,235,781.81
Principal Distributable Amount (1)                            16,342,536.47
Reimbursed Charged-off Amount (1)                                668,410.24
Reimbursed Residual Value Loss Amount                                  0.00
Reimbursed Additional Loss Amount                                      0.00

Total                                                         22,246,728.52

Distributable Amounts                                      Class A-1                %

Interest Distributable Amount                                  1,375,000.00
Principal Distributable Amount (1)                            16,015,685.74                    98.00000%
Reimbursed Charged-off Amount (1)                                139,591.93                    20.88417%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                         17,530,277.67

Distributable Amounts                                      Class A-2                %

Interest Distributable Amount                                  1,631,250.00
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                161,926.66                    24.22564%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,793,176.66

Distributable Amounts                                      Class A-3                %

Interest Distributable Amount                                  1,655,416.67
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                161,926.66                    24.22564%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,817,343.33

Distributable Amounts                                      Class A-4                %

Interest Distributable Amount                                  1,594,462.68
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                154,834.22                    23.16455%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                          1,749,296.90

Distributable Amounts                                         Class B               %

Interest Distributable Amount                                    400,522.60
Principal Distributable Amount (1)                                     0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                 36,762.56                     5.50000%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            437,285.16

Distributable Amounts                                      Transferor Interest      %

Interest Distributable Amount                                    173,592.54
Principal Distributable Amount (1)                               326,850.73                     2.00000%
Reimbursed Charged-off Amount (1)                                      0.00                     0.00000%
Reimbursed Residual Value Loss Amount                                  0.00                     0.00000%
Reimbursed Additional Loss Amount                                      0.00                     0.00000%

Total                                                            500,443.27

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                        Series A-1               Series A-2

                                               12/1/97               100.0000000%             100.0000000%
                                               12/31/97              100.0000000%             100.0000000%

Certificate Factors                                        Series A-3               Series A-4

                                               12/1/97               100.0000000%             100.0000000%
                                               12/31/97              100.0000000%             100.0000000%

Certificate Factors                                        Series B

                                               12/1/97               100.0000000%
                                               12/31/97              100.0000000%

Pool Data                                                  12/1/97                  $

Number of Loans                                                   54,834
Prepayments                                                          212                4,475,854.23
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                          101                2,054,870.25
Weighted Ave APR                                                       9.38%


Pool Data                                                  12/31/97                 $

Number of Loans                                                   55,253
Prepayments                                                          219                4,570,881.70
Scheduled Terminations                                                 0                        0.00
Charge-Offs                                                          101                1,967,449.74
Weighted Ave APR                                                       9.38%


Account Balances                                           Pay Ahead                Advance                  Reserve Fund

Balance as of  12/01/97                                        1,743,870.33               383,782.06             11,970,788.00
Balance as of  12/31/97                                        2,389,688.61               383,806.09             11,970,788.00
Change                                                           645,818.28                    24.03                      0.00
Required Amount (withdrawl from reserve)                                                                                  0.00
Reserve Fund Requirement                                                                                         11,970,788.00
Reserve Fund Supplement Requirement                                                                                       0.00

Residual Value Surplus Account

Beginning Balance 12/01/97                                             0.00
Deposits                                                               0.00
Withdrawls                                                             0.00
Ending Balance 12/31/97                                                0.00




Distribution per $1,000                                                             Total

Total Distribution Amount                                                                       4.37379892

Interest Distribution Amount                                                                    4.37379892
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Seller                                                      -----
Transferor Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                 -----

Distribution per $1,000                                                            Class A-1

Total Distribution Amount                                                                       5.50000000

Interest Distribution Amount                                                                    5.50000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000


Transferor Principal not paid to Seller                                                      -----
Transferor Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                 -----

Distribution per $1,000                                                             Class A-2

Total Distribution Amount                                                                       5.62500000

Interest Distribution Amount                                                                    5.62500000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Seller                                                      -----
Transferor Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                 -----


Distribution per $1,000                                                             Class A-3

Total Distribution Amount                                                                       5.70833333

Interest Distribution Amount                                                                    5.70833333
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Seller                                                      -----
Transferor Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                 -----


Distribution per $1,000                                                             Class A-4

Total Distribution Amount                                                                       5.75000000

Interest Distribution Amount                                                                    5.75000000
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Seller                                                      -----
Transferor Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                 -----


Distribution per $1,000                                                             Class B

Total Distribution Amount                                                                       6.08333330

Interest Distribution Amount                                                                    6.08333330
Carryover Shortfall                                                                             0.00000000
Prior Carryover Shortfall                                                                       0.00000000

Total Carryover Shortfall                                                                       0.00000000


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                    0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                       0.00000000
Unpaid Principal Loss Interest Amount                                                           0.00000000

Transferor Principal not paid to Seller                                                      -----
Transferor Interest not paid to Seller                                                       -----

Unpaid Class B Principal Carryover Shortfall                                                    0.00000000


Distribution per $1,000                                                             Transferor Interest

Total Distribution Amount                                                                       7.25067329

Interest Distribution Amount                                                                    7.25067329
Carryover Shortfall                                                                          -----
Prior Carryover Shortfall                                                                    -----

Total Carryover Shortfall                                                                    -----


Principal Distribution Amount                                                                   0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                 -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                    -----
Unpaid Principal Loss Interest Amount                                                        -----

Transferor Principal not paid to Seller                                                         0.00000000
Transferor Interest not paid to Seller                                                          0.00000000

Unpaid Class B Principal Carryover Shortfall                                                 -----



Servicing Fee                                                                       Total

Amount of Servicing Fee Paid                                                              999,564.77
Total Unpaid                                                                                    0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                             0.00
SUBI                                                                                            0.00
                                                                                                0.00


Securitization Trustee Expenses Paid  (1)                                                       0.00

Additional Loss Amounts (2)                                                                     0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                            October                  November                 December





Outstanding                                                    2,179,559.08             2,054,870.25              1,967,449.74
Balance

Net
Liquidation                                                    1,479,394.90             1,232,385.42              1,222,811.66
Proceeds

Average
Aggregate
Net Investment                                             1,199,477,720.00         1,199,477,720.00          1,199,477,720.00
Value

Annualized
Average
Charge-Off                                                             0.70%                    0.82%                     0.74%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                         0.76%



DELINQUENCY RATE
                                                           #                                                 $

Past Due 31-60 days                                                  775                                         15,727,523
Past Due 61-90 days                                                  129                                          2,627,663
Past Due 91 + days                                                    36                                            757,165

 Total                                                               940                                         19,112,351

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                           Delinquent               Current                  Delinquency
                                                           Contracts                Contracts                Rate
                                                           (> 60 days)



October                                                              140                   54,390                         0.26%
November                                                             162                   54,834                         0.30%
December                                                             165                   55,253                         0.30%

                                                                                                                          0.28%
                                                                                                0.29%